Exhibit 99.1

Media Contact: Emily Karpenske | Senior Communication Specialist Emily.Karpenske@bwbmn.com | 952.653.0624	Investor Contact: Justin Horstman | VP Investor Relations Justin.Horstman@bwbmn.com | 952.542.5169

October 21, 2025

Bridgewater Bancshares, Inc. Announces Third Quarter 2025 Financial Results

Third Quarter 2025 Highlights

●	Net income of $11.6 million, or $0.38 per diluted common share; adjusted net income of $12.0 million, or $0.39 per diluted common share.(1)
●	Net interest income increased $1.6 million, or 5.1%, from the second quarter of 2025.
●	Net interest margin (on a fully tax-equivalent basis) of 2.63% for the third quarter of 2025, an increase of one basis point from the second quarter of 2025.
●	Gross loans increased by $68.8 million, or 6.6% annualized, from the second quarter of 2025.
●	Total deposits increased by $56.0 million, or 5.2% annualized, from the second quarter of 2025; core deposits(2) increased by $92.1 million, or 11.5% annualized, from the second quarter of 2025.
●	Efficiency ratio(1) of 54.7%, up from 52.6% for the second quarter of 2025; adjusted efficiency ratio(1) of 53.2%, up from 51.5% for the second quarter of 2025.
●	Annualized net loan charge-offs as a percentage of average loans of 0.03%, compared to 0.00% for the second quarter of 2025.
●	Nonperforming assets to total assets of 0.19% at September 30, 2025, stable with 0.19% at June 30, 2025.
●	Tangible book value per share(1) of $14.93 at September 30, 2025, an increase of 20.0% annualized, from the second quarter of 2025.
●	Successfully completed the systems conversion of the First Minnetonka City Bank (“FMCB”) acquisition.
●	Planned branch closure in December 2025 of one of the two branches acquired from FMCB in 2024.

(1)	Represents a non-GAAP financial measure. See "Non-GAAP Financial Measures" for further details.
(2)	Core deposits are defined as total deposits less brokered deposits and certificates of deposit greater than $250,000.

St. Louis Park, MN – Bridgewater Bancshares, Inc. (Nasdaq: BWB) (“the Company”), the parent company of Bridgewater Bank (“the Bank”), today announced net income of $11.6 million for the third quarter of 2025, compared to $11.5 million for the second quarter of 2025, and $8.7 million for the third quarter of 2024. Earnings per diluted common share were $0.38 for the third quarter of 2025, compared to $0.38 for the second quarter of 2025, and $0.27 for the third quarter of 2024. Adjusted net income, a non-GAAP financial measure, was $12.0 million for the third quarter of 2025, compared to $11.3 million for the second quarter of 2025, and $8.9 million for the third quarter of 2024. Adjusted earnings per diluted common share, a non-GAAP financial measure, were $0.39 for the third quarter of 2025, compared to $0.37 for the second quarter of 2025, and $0.28 for the third quarter of 2024.

“Bridgewater produced another quarter of strong net interest income growth as we continued to execute on our strategic priority of gaining both loan and deposit market share,” said Chairman and Chief Executive Officer, Jerry Baack. “Robust core deposit growth supported strong loan growth during the quarter as our loan pipelines remained near three-year highs, we continued to gain traction in the affordable housing space, and talent and client opportunities from M&A disruption in the Twin Cities remained plentiful. Meanwhile, our liability-sensitive balance sheet remains well positioned to benefit from the September interest rate cut and a rates-down environment.

“The third quarter was also highlighted by strong asset quality, consistent tangible book value per share growth, the launch of a new retail and small business online banking platform, and the successful systems conversion of our recent acquisition of First Minnetonka City Bank. With a favorable outlook for continued balance sheet growth and net interest margin expansion from here, we are poised for improved profitability trends moving forward.”

Key Financial Measures

	As of and for the Three Months Ended			As of and for the Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2025	2025	2024	2025	2024
Per Common Share Data
Basic Earnings Per Share	$0.38	$0.38	$0.28	$1.08	$0.79
Diluted Earnings Per Share	0.38	0.38	0.27	1.06	0.77
Adjusted Diluted Earnings Per Share (1)	0.39	0.37	0.28	1.08	0.77
Book Value Per Share	15.62	14.92	14.06	15.62	14.06
Tangible Book Value Per Share (1)	14.93	14.21	13.96	14.93	13.96

Financial Ratios
Return on Average Assets (2)	0.86%	0.90%	0.73%	0.84%	0.71%
Pre-Provision Net Revenue Return on Average Assets (1)(2)	1.19	1.27	0.96	1.20	0.95
Return on Average Shareholders' Equity (2)	9.47	9.80	7.79	9.23	7.55
Return on Average Tangible Common Equity (1)(2)	10.50	10.93	8.16	10.23	7.87
Net Interest Margin (3)	2.63	2.62	2.24	2.59	2.24
Core Net Interest Margin (1)(3)	2.52	2.49	2.16	2.46	2.17
Cost of Total Deposits	3.19	3.16	3.58	3.18	3.45
Cost of Funds	3.25	3.19	3.54	3.20	3.46
Efficiency Ratio (1)	54.7	52.6	58.0	54.2	58.3
Noninterest Expense to Average Assets (2)	1.47	1.47	1.33	1.46	1.34
Tangible Common Equity to Tangible Assets (1)	7.71	7.40	8.17	7.71	8.17
Common Equity Tier 1 Risk-based Capital Ratio (Consolidated) (4)	9.08	9.03	9.79	9.08	9.79

Adjusted Financial Ratios (1)
Adjusted Return on Average Assets (2)	0.88%	0.88%	0.75%	0.86%	0.70%
Adjusted Pre-Provision Net Revenue Return on Average Assets (2)	1.23	1.31	0.98	1.24	0.96
Adjusted Return on Average Shareholders' Equity (2)	9.77	9.64	7.96	9.41	7.51
Adjusted Return on Average Tangible Common Equity (2)	10.86	10.74	8.36	10.44	7.82
Adjusted Efficiency Ratio	53.2	51.5	57.2	52.8	58.0
Adjusted Noninterest Expense to Average Assets (2)	1.43	1.43	1.31	1.42	1.33

Balance Sheet and Asset Quality (dollars in thousands)
Total Assets	$5,359,994	$5,296,673	$4,691,517	$5,359,994	$4,691,517
Total Loans, Gross	4,214,554	4,145,799	3,685,590	4,214,554	3,685,590
Deposits	4,292,764	4,236,742	3,747,442	4,292,764	3,747,442
Loan to Deposit Ratio	98.2%	97.9%	98.3%	98.2%	98.3%
Net Loan Charge-Offs to Average Loans (2)	0.03	0.00	0.10	0.01	0.03
Nonperforming Assets to Total Assets (5)	0.19	0.19	0.19	0.19	0.19
Allowance for Credit Losses to Total Loans	1.34	1.35	1.38	1.34	1.38

(1)	Represents a non-GAAP financial measure. See "Non-GAAP Financial Measures" for further details.
(2)	Annualized.
(3)	Amounts calculated on a tax-equivalent basis using the statutory federal tax rate of 21%.
(4)	Preliminary data. Current period subject to change prior to filings with applicable regulatory agencies.
(5)	Nonperforming assets are defined as nonaccrual loans plus 90 days past due and still accruing plus foreclosed assets.

Income Statement

Net Interest Margin and Net Interest Income

Net interest margin (on a fully tax-equivalent basis) for the third quarter of 2025 was 2.63%, a one basis point increase from 2.62% in the second quarter of 2025, and a 39 basis point increase from 2.24% in the third quarter of 2024. Core net interest margin (on a fully tax-equivalent basis), a non-GAAP financial measure which excludes the impact of loan fees and purchase accounting accretion attributable to the acquisition of FMCB, was 2.52% for the third quarter of 2025, a three basis point increase from 2.49% in the second quarter of 2025, and a 36 basis point increase from 2.16% in the third quarter of 2024.

●	Net interest margin expanded to 2.63% in the third quarter of 2025 primarily due to higher earning asset yields, offset partially by the subordinated debt refinance in the second quarter of 2025, higher cash balances, and declining purchase accounting accretion income.

Net interest income was $34.1 million for the third quarter of 2025, an increase of $1.6 million from $32.5 million in the second quarter of 2025, and an increase of $8.5 million from $25.6 million in the third quarter of 2024.

●	The linked-quarter increase in net interest income was primarily due to growth in the loan and securities portfolios, offset partially by higher deposit balances.
●	The year-over-year increase in net interest income was primarily due to growth in the loan portfolio and purchase accounting accretion, offset partially by higher deposit balances.

Interest income was $73.6 million for the third quarter of 2025, an increase of $4.4 million from $69.2 million in the second quarter of 2025, and an increase of $10.6 million from $63.0 million in the third quarter of 2024.

●	The yield on interest earning assets (on a fully tax-equivalent basis) was 5.63% in the third quarter of 2025, compared to 5.56% in the second quarter of 2025, and 5.48% in the third quarter of 2024.
●	The linked-quarter increase in the yield on interest earning assets was primarily due to growth and repricing of the loan and securities portfolios.
●	The year-over-year increase in the yield on interest earning assets was primarily due to growth and repricing of the loan and securities portfolios and purchase accounting accretion.
●	The aggregate loan yield increased to 5.79% in the third quarter of 2025, five basis points higher than 5.74% in the second quarter of 2025, and 22 basis points higher than 5.57% in the third quarter of 2024.
●	Core loan yield, a non-GAAP financial measure, increased to 5.66% in the third quarter of 2025, seven basis points higher than 5.59% in the second quarter of 2025, and 19 basis points higher than 5.47% in the third quarter of 2024.

A summary of interest and fees recognized on loans for the periods indicated is as follows:

	Three Months Ended
	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Interest	5.66%	5.59%	5.50%	5.47%	5.47%
Fees	0.09	0.11	0.07	0.08	0.10
Accretion	0.04	0.04	0.04	—	—
Yield on Loans	5.79%	5.74%	5.61%	5.55%	5.57%

Interest expense was $39.5 million for the third quarter of 2025, an increase of $2.8 million from $36.7 million in the second quarter of 2025, and an increase of $2.1 million from $37.4 million in the third quarter of 2024.

●	The cost of interest bearing liabilities was 3.89% in the third quarter of 2025, compared to 3.83% in the second quarter of 2025, and 4.27% in the third quarter of 2024.
●	The linked-quarter increase in the cost of interest bearing liabilities was primarily due to higher interest bearing deposit balances and higher balances and rates paid on subordinated debentures following the payoff of $50.0 million of outstanding subordinated notes and the issuance of $80.0 million of new subordinated notes at the end of the second quarter.
●	The year-over-year decrease in the cost of interest bearing liabilities was primarily due to lower interest bearing deposit costs, offset partially by higher balances and rates paid on FHLB advances and subordinated debentures.

Interest expense on deposits was $34.6 million for the third quarter of 2025, an increase of $2.1 million from $32.5 million in the second quarter of 2025, and an increase of $428,000 from $34.2 million in the third quarter of 2024.

●	The cost of total deposits was 3.19% in the third quarter of 2025, three basis points higher than 3.16% in the second quarter of 2025, and 39 basis points lower than 3.58% in the third quarter of 2024.
●	The linked-quarter increase in the cost of total deposits was primarily due to time and brokered deposits repricing in the higher rate environment.
●	The year-over-year decrease in the cost of total deposits was primarily due to lower rates paid on deposits following interest rate cuts in 2024 and 2025 and decreases in average brokered deposit balances.

Provision for Credit Losses

The provision for credit losses on loans and leases was $900,000 for the third quarter of 2025, compared to $2.0 million for the second quarter of 2025 and $-0- for the third quarter of 2024.

●	The provision for credit losses on loans recorded in the third quarter of 2025 was primarily attributable to growth in the loan portfolio and an increase in specific reserves for loans individually evaluated.
●	The allowance for credit losses on loans to total loans was 1.34% at September 30, 2025, compared to 1.35% at June 30, 2025, and 1.38% at September 30, 2024.

The provision for credit losses for off-balance sheet credit exposures was $200,000 for the third quarter of 2025, and $-0- for each of the second quarter of 2025 and the third quarter of 2024.

●	A provision was recorded during the third quarter of 2025 due to an increase in the volume of newly originated loans with unfunded commitments in the commercial and construction and land development segments.

Noninterest Income

Noninterest income was $2.1 million for the third quarter of 2025, a decrease of $1.6 million from $3.6 million for the second quarter of 2025, and an increase of $539,000 from $1.5 million for the third quarter of 2024.

●	The linked-quarter decrease was primarily due to lower swap fees, gains on sales of securities, and FHLB prepayment income.
●	The year-over-year increase was primarily due to higher investment advisory fees and customer service fees.

Noninterest Expense

Noninterest expense was $20.0 million for the third quarter of 2025, an increase of $1.0 million from $18.9 million for the second quarter of 2025 and an increase of $4.2 million from $15.8 million for the third quarter of 2024.

●	Noninterest expense for the third quarter of 2025 included $530,000 of merger-related expenses associated with the acquisition of FMCB, compared to $540,000 for the second quarter of 2025.
●	The linked-quarter increase was primarily due to increases in salaries and employee benefits, marketing and advertising, and professional and consulting fees.
●	The year-over-year increase was primarily attributable to increases in salaries and employee benefits, marketing and advertising, operating costs related to the FMCB acquisition, and merger-related expenses.
●	The efficiency ratio, a non-GAAP financial measure, was 54.7% for the third quarter of 2025, compared to 52.6% for the second quarter of 2025, and 58.0% for the third quarter of 2024.
●	The Company had 325 full-time equivalent employees at September 30, 2025, compared to 308 at June 30, 2025, and 265 at September 30, 2024. The year-over-year increase was largely driven by the addition of employees from the acquisition of FMCB and the hiring of key talent across the organization.

Income Taxes

The effective combined federal and state income tax rate was 23.2% for the third quarter of 2025, compared to 23.9% for the second quarter of 2025, and 23.6% for the third quarter of 2024.

Balance Sheet

Loans

(dollars in thousands)	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Commercial	$533,476	$549,259	$528,801	$497,662	$493,403
Leases	43,186	44,817	43,958	44,291	—
Construction and Land Development	159,991	136,438	128,073	97,255	118,596
1-4 Family Construction	41,739	39,095	39,438	41,961	45,822
Real Estate Mortgage:
1 - 4 Family Mortgage	487,297	474,269	479,461	474,383	421,179
Multifamily	1,578,223	1,555,731	1,534,747	1,425,610	1,379,814
CRE Owner Occupied	192,966	192,837	196,080	191,248	182,239
CRE Nonowner Occupied	1,158,622	1,137,007	1,055,157	1,083,108	1,032,142
Total Real Estate Mortgage Loans	3,417,108	3,359,844	3,265,445	3,174,349	3,015,374
Consumer and Other	19,054	16,346	14,361	12,996	12,395
Total Loans, Gross	4,214,554	4,145,799	4,020,076	3,868,514	3,685,590
Allowance for Credit Losses on Loans	(56,390)	(55,765)	(53,766)	(52,277)	(51,018)
Net Deferred Loan Fees	(8,282)	(7,629)	(7,218)	(6,801)	(5,705)
Total Loans, Net	$4,149,882	$4,082,405	$3,959,092	$3,809,436	$3,628,867

Total gross loans at September 30, 2025 were $4.21 billion, an increase of $68.8 million, or 6.6% annualized, over total gross loans of $4.15 billion at June 30, 2025, and an increase of $529.0 million, or 14.4%, over total gross loans of $3.69 billion at September 30, 2024.

●	The increase in the loan portfolio during the third quarter of 2025 was due to strong loan originations and lower loan payoffs and paydowns.

Deposits

(dollars in thousands)	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Noninterest Bearing Transaction Deposits	$822,632	$787,868	$791,528	$800,763	$713,309
Interest Bearing Transaction Deposits	860,774	791,748	840,378	862,242	805,756
Savings and Money Market Deposits	1,428,726	1,441,694	1,372,191	1,259,503	980,345
Time Deposits	346,214	344,882	326,821	338,506	347,080
Brokered Deposits	834,418	870,550	831,539	825,753	900,952
Total Deposits	$4,292,764	$4,236,742	$4,162,457	$4,086,767	$3,747,442

Total deposits at September 30, 2025 were $4.29 billion, an increase of $56.0 million, or 5.2% annualized, over total deposits of $4.24 billion at June 30, 2025, and an increase of $545.3 million, or 14.6%, over total deposits of $3.75 billion at September 30, 2024.

●	Core deposits, defined as total deposits excluding brokered deposits and certificates of deposits greater than $250,000, increased $92.1 million, or 11.5% annualized, from the second quarter of 2025, and increased $600.2 million, or 22.4%, from the third quarter of 2024.

Asset Quality

Overall asset quality remained strong due to the Company’s measured risk selection, consistent underwriting standards, active credit oversight, and experienced lending and credit teams.

●	Annualized net charge-offs as a percentage of average loans were 0.03%, compared to 0.00% for the second quarter of 2025, and 0.10% for the third quarter of 2024.
●	At September 30, 2025, the Company’s nonperforming assets, which include nonaccrual loans, loans past due 90 days and still accruing, and foreclosed assets, were $10.0 million, or 0.19% of total assets, compared to $10.3 million, or 0.19% of total assets, at June 30, 2025, and $8.8 million, or 0.19% of total assets, at September 30, 2024.
●	Loans with potential weaknesses that warranted a watch/special mention risk rating at September 30, 2025 totaled $40.6 million, compared to $53.3 million at June 30, 2025, and $32.0 million at September 30, 2024.
●	Loans that warranted a substandard risk rating at September 30, 2025 totaled $58.1 million, compared to $45.0 million at June 30, 2025, and $31.6 million at September 30, 2024.

●	The linked-quarter increase in loans that warranted a substandard risk rating was primarily due to one loan that migrated from special mention to substandard.

Capital

Total shareholders’ equity at September 30, 2025 was $497.5 million, an increase of $21.2 million, or 17.6% annualized, compared to total shareholders’ equity of $476.3 million at June 30, 2025, and an increase of $45.3 million, or 10.0%, over total shareholders’ equity of $452.2 million at September 30, 2024.

●	The linked-quarter increase was primarily due to net income retained and a decrease in unrealized losses in the securities portfolio, offset partially by a decrease in unrealized gains in the derivatives portfolio and preferred stock dividends.
●	The year-over-year increase was primarily due to net income retained and a decrease in unrealized losses in the securities portfolio, offset partially by a decrease in unrealized gains in the derivatives portfolio, preferred stock dividends, and stock repurchases.
●	The Consolidated Common Equity Tier 1 Risk-Based Capital Ratio was 9.08% at September 30, 2025, compared to 9.03% at June 30, 2025, and 9.79% at September 30, 2024.
●	Tangible common equity as a percentage of tangible assets, a non-GAAP financial measure, was 7.71% at September 30, 2025, compared to 7.40% at June 30, 2025, and 8.17% at September 30, 2024.

Tangible book value per share, a non-GAAP financial measure, was $14.93 as of September 30, 2025, an increase of 20.0% annualized from $14.21 as of June 30, 2025, and an increase of 6.9% from $13.96 as of September 30, 2024.

The Company did not repurchase any shares of its common stock during the third quarter of 2025.

●	The Company had $13.1 million remaining under its current share repurchase authorization at September 30, 2025.

Today, the Company also announced that its Board of Directors has declared a quarterly cash dividend on its 5.875% Non-Cumulative Perpetual Preferred Stock, Series A (“Series A Preferred Stock”). The quarterly cash dividend of $36.72 per share, equivalent to $0.3672 per depositary share, each representing a 1/100th interest in a share of the Series A Preferred Stock (Nasdaq: BWBBP), is payable on December 1, 2025 to shareholders of record of the Series A Preferred Stock at the close of business on November 14, 2025.

Conference Call and Webcast

The Company will host a conference call to discuss its third quarter 2025 financial results on Wednesday, October 22, 2025 at 8:00 a.m. Central Time. The conference call can be accessed by dialing 844-481-2913 and requesting to join the Bridgewater Bancshares earnings call. To listen to a replay of the conference call via phone, please dial 877-344-7529 and enter access code 1563263. The replay will be available through October 29, 2025. The conference call will also be available via a live webcast on the Investor Relations section of the Company’s website, investors.bridgewaterbankmn.com, and archived for replay.

About the Company

Bridgewater Bancshares, Inc. (Nasdaq: BWB) is a St. Louis Park, Minnesota-based financial holding company founded in 2005. Its banking subsidiary, Bridgewater Bank, is a premier, full-service bank dedicated to providing responsive support and simple solutions to businesses, entrepreneurs, and successful individuals across the Twin Cities. Bridgewater offers a comprehensive suite of products and services spanning deposits, lending, and treasury management solutions. Bridgewater has also received numerous awards for its banking services and esteemed corporate culture. With total assets of $5.4 billion and nine strategically located branches as of September 30, 2025, Bridgewater is one of the largest locally-led banks in Minnesota and is committed to being the finest entrepreneurial bank. For more information, please visit www.bridgewaterbankmn.com.

Use of Non-GAAP Financial Measures

In addition to the results presented in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), the Company routinely supplements its evaluation with an analysis of certain non-GAAP financial measures. The Company believes these non-GAAP financial measures, in addition to the related GAAP measures, provide meaningful information to investors to help them understand the Company’s operating performance and trends, and to facilitate comparisons with the performance of peers. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Reconciliations of non-GAAP disclosures used in this earnings release to the comparable GAAP measures are provided in the accompanying tables.

Forward-Looking Statements

This earnings release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of the Company. These statements are often, but not always, identified by words such as “may”, “might”, “should”, “could”, “predict”, “potential”, “believe”, “expect”, “continue”, “will”, “anticipate”, “seek”, “estimate”, “intend”, “plan”, “projection”, “would”, “annualized”, “target” and “outlook”, or the negative version of those words or other comparable words of a future or forward-looking nature.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: interest rate risk, including the effects of changes in interest rates; effects on the U.S. economy resulting from the threat or implementation of new, or changes to, existing policies, regulations, regulatory and governmental agencies and executive orders, including with respect to tariffs, immigration, DEI and ESG initiatives, consumer protection, foreign policy, and tax regulations; fluctuations in the values of the securities held in our securities portfolio, including as the result of changes in interest rates; business and economic conditions generally and in the financial services industry, nationally and within our market area, including the level and impact of inflation, including future monetary policies of the Federal Reserve in response thereto, and possible recession; the effects of developments and events in the financial services industry, including the large-scale deposit withdrawals over a short period of time that resulted in several bank failures; credit risk and risks from concentrations (by type of borrower, geographic area, collateral and industry) within the Company’s loan portfolio or large loans to certain borrowers (including CRE loans); the overall health of the local and national real estate market; our ability to successfully manage credit risk; our ability to maintain an adequate level of allowance for credit losses on loans; new or revised accounting standards as may be adopted by state and federal regulatory agencies, the Financial Accounting Standards Board, Securities and Exchange Commission or Public Company Accounting Oversight Board; the concentration of large deposits from certain clients, including those who have balances above current Federal Deposit Insurance Corporation insurance limits; our ability to successfully manage liquidity risk, which may increase our dependence on non-core funding sources such as brokered deposits, and negatively impact our cost of funds; our ability to raise additional capital to implement our business plan; our ability to implement our growth strategy and manage costs effectively; the composition of our senior leadership team and our ability to attract and retain key personnel; talent and labor shortages and employee turnover; the occurrence of fraudulent activity, breaches or failures of our or our third-party vendors’ information security controls or cybersecurity-related incidents, including as a result of sophisticated attacks using artificial intelligence and similar tools or as a result of insider fraud; interruptions involving our information technology and telecommunications systems or third-party servicers; competition in the financial services industry, including from nonbank competitors such as credit unions, “fintech” companies and digital asset service providers; the effectiveness of our risk management framework; rapid technological changes implemented by us and other parties in the financial services industry, including third-party vendors, which may be more difficult to implement or more expensive than anticipated or which may have unforeseen consequence to us and our customers, including the development and implementation of tools incorporating artificial intelligence; the commencement, cost and outcome of litigation and other legal proceedings and regulatory actions against us; the impact of recent and future legislative and regulatory changes, domestic or foreign; risks related to climate change and the negative impact it may have on our customers and their businesses; the imposition of tariffs or other governmental policies impacting the global supply chain and the value of products produced by our commercial borrowers; severe weather, natural disasters, wide spread disease or pandemics, acts of war or terrorism or other adverse external events, including ongoing conflicts in the Middle East and the Russian invasion of Ukraine; potential impairment to the goodwill the Company recorded in connection with acquisitions; risks associated with our integration of FMCB, including the possibility that the merger may be more difficult or expensive to integrate than anticipated, and the effect of the merger on the Company’s customer and employee relationships and operating results; changes to U.S. or state tax laws, regulations and governmental policies concerning the Company’s general business, including changes in interpretation or prioritization of such rules and regulations; the impact of bank failures or adverse developments at other banks and related negative publicity about the banking industry in general on investor and depositor sentiment regarding the stability and liquidity of banks; the effects of the current U.S. government shutdown and its impact on our customers; and any other risks described in the “Risk Factors” sections of reports filed by the Company with the Securities and Exchange Commission.

Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. The Company undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Bridgewater Bancshares, Inc. and Subsidiaries
Financial Highlights

(dollars in thousands, except share data)

	As of and for the Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollars in thousands)	2025	2025	2025	2024	2024
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Income Statement
Net Interest Income	$34,091	$32,452	$30,208	$26,967	$25,599
Provision for Credit Losses	1,100	2,000	1,500	2,175	—
Noninterest Income	2,061	3,627	2,079	2,533	1,522
Noninterest Expense	19,956	18,941	18,136	16,812	15,760
Net Income	11,601	11,520	9,633	8,204	8,675
Net Income Available to Common Shareholders	10,588	10,506	8,620	7,190	7,662

Per Common Share Data
Basic Earnings Per Share	$0.38	$0.38	$0.31	$0.26	$0.28
Diluted Earnings Per Share	0.38	0.38	0.31	0.26	0.27
Adjusted Diluted Earnings Per Share (1)	0.39	0.37	0.32	0.27	0.28
Book Value Per Share	15.62	14.92	14.60	14.21	14.06
Tangible Book Value Per Share (1)	14.93	14.21	13.89	13.49	13.96
Basic Weighted Average Shares Outstanding	27,504,840	27,460,982	27,568,772	27,459,433	27,382,798
Diluted Weighted Average Shares Outstanding	28,190,406	27,998,008	28,036,506	28,055,532	27,904,910
Shares Outstanding at Period End	27,584,732	27,470,283	27,560,150	27,552,449	27,425,690

Financial Ratios
Return on Average Assets (2)	0.86%	0.90%	0.77%	0.68%	0.73%
Pre-Provision Net Revenue Return on Average Assets (1)(2)	1.19	1.27	1.13	1.05	0.96
Return on Average Shareholders' Equity (2)	9.47	9.80	8.39	7.16	7.79
Return on Average Tangible Common Equity (1)(2)	10.50	10.93	9.22	7.43	8.16
Net Interest Margin (3)	2.63	2.62	2.51	2.32	2.24
Core Net Interest Margin (1)(3)	2.52	2.49	2.37	2.24	2.16
Cost of Total Deposits	3.19	3.16	3.18	3.40	3.58
Cost of Funds	3.25	3.19	3.17	3.38	3.54
Efficiency Ratio (1)	54.7	52.6	55.5	56.8	58.0
Noninterest Expense to Average Assets (2)	1.47	1.47	1.45	1.40	1.33

Adjusted Financial Ratios (1)
Adjusted Return on Average Assets	0.88%	0.88%	0.80%	0.71%	0.75%
Adjusted Pre-Provision Net Revenue Return on Average Assets (2)	1.23	1.31	1.18	1.09	0.98
Adjusted Return on Average Shareholders' Equity	9.77	9.64	8.77	7.49	7.96
Adjusted Return on Average Tangible Common Equity	10.86	10.74	9.68	7.82	8.36
Adjusted Efficiency Ratio	53.2	51.5	53.7	55.2	57.2
Adjusted Noninterest Expense to Average Assets	1.43	1.43	1.41	1.36	1.31

Balance Sheet
Total Assets	$5,359,994	$5,296,673	$5,136,808	$5,066,242	$4,691,517
Total Loans, Gross	4,214,554	4,145,799	4,020,076	3,868,514	3,685,590
Deposits	4,292,764	4,236,742	4,162,457	4,086,767	3,747,442
Total Shareholders' Equity	497,463	476,282	468,975	457,935	452,200
Loan to Deposit Ratio	98.2%	97.9%	96.6%	94.7%	98.3%
Core Deposits to Total Deposits (4)	76.4	75.2	76.2	76.0	71.5

Asset Quality
Net Loan Charge-Offs to Average Loans (2)	0.03%	0.00%	0.00%	0.03%	0.10%
Nonperforming Assets to Total Assets (5)	0.19	0.19	0.20	0.01	0.19
Allowance for Credit Losses to Total Loans	1.34	1.35	1.34	1.35	1.38

	As of and for the Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollars in thousands)	2025	2025	2025	2024	2024
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Capital Ratios (Consolidated) (6)
Tier 1 Leverage Ratio	9.02%	9.14%	9.10%	9.45%	9.75%
Common Equity Tier 1 Risk-based Capital Ratio	9.08	9.03	9.03	9.08	9.79
Tier 1 Risk-based Capital Ratio	10.52	10.51	10.55	10.64	11.44
Total Risk-based Capital Ratio	14.12	14.17	13.62	13.76	14.62
Tangible Common Equity to Tangible Assets (1)	7.71	7.40	7.48	7.36	8.17

(1)	Represents a non-GAAP financial measure. See "Non-GAAP Financial Measures" for further details.
(2)	Annualized.
(3)	Amounts calculated on a tax-equivalent basis using the statutory federal tax rate of 21%.
(4)	Core deposits are defined as total deposits less brokered deposits and certificates of deposit greater than $250,000.
(5)	Nonperforming assets are defined as nonaccrual loans plus 90 days past due and still accruing plus foreclosed assets.
(6)	Preliminary data. Current period subject to change prior to filings with applicable regulatory agencies.

Bridgewater Bancshares, Inc. and Subsidiaries

Consolidated Balance Sheets

(dollars in thousands, except share data)

	September 30,	June 30,	March 31,	December 31,	September 30,
	2025	2025	2025	2024	2024
	(Unaudited)	(Unaudited)	(Unaudited)		(Unaudited)
Assets
Cash and Cash Equivalents	$131,818	$217,495	$166,205	$229,760	$191,859
Bank-Owned Certificates of Deposit	3,658	3,897	4,139	4,377	—
Securities Available for Sale, at Fair Value	826,473	743,889	764,626	768,247	664,715
Loans, Net of Allowance for Credit Losses	4,149,882	4,082,405	3,959,092	3,809,436	3,628,867
Federal Home Loan Bank (FHLB) Stock, at Cost	21,373	21,472	18,984	19,297	18,626
Premises and Equipment, Net	50,955	49,979	49,442	49,533	47,777
Foreclosed Assets	—	185	—	—	434
Accrued Interest	19,244	17,711	17,700	17,711	16,750
Goodwill	11,982	11,982	11,982	11,982	2,626
Other Intangible Assets, Net	7,160	7,390	7,620	7,850	163
Bank-Owned Life Insurance	46,121	45,413	45,025	44,646	38,219
Other Assets	91,328	94,855	91,993	103,403	81,481
Total Assets	$5,359,994	$5,296,673	$5,136,808	$5,066,242	$4,691,517

Liabilities and Equity
Liabilities
Deposits:
Noninterest Bearing	$822,632	$787,868	$791,528	$800,763	$713,309
Interest Bearing	3,470,132	3,448,874	3,370,929	3,286,004	3,034,133
Total Deposits	4,292,764	4,236,742	4,162,457	4,086,767	3,747,442
Notes Payable	—	13,750	13,750	13,750	13,750
FHLB Advances	404,500	404,500	349,500	359,500	349,500
Subordinated Debentures, Net of Issuance Costs	108,588	108,689	79,766	79,670	79,574
Accrued Interest Payable	5,208	4,110	4,525	4,008	3,458
Other Liabilities	51,471	52,600	57,835	64,612	45,593
Total Liabilities	4,862,531	4,820,391	4,667,833	4,608,307	4,239,317

Shareholders' Equity
Preferred Stock- $0.01 par value; Authorized 10,000,000
Preferred Stock - Issued and Outstanding 27,600 Series A shares ($2,500 liquidation preference) at September 30, 2025 (unaudited), June 30, 2025 (unaudited), March 31, 2025 (unaudited), December 31, 2024, and September 30, 2024 (unaudited)	66,514	66,514	66,514	66,514	66,514
Common Stock- $0.01 par value; Authorized 75,000,000
Common Stock - Issued and Outstanding 27,584,732 at September 30, 2025 (unaudited), 27,470,283 at June 30, 2025 (unaudited), 27,560,150 at March 31, 2025 (unaudited), 27,552,449 at December 31, 2024, and 27,425,690 at September 30, 2024 (unaudited)	276	275	276	276	274
Additional Paid-In Capital	97,101	95,174	95,503	95,088	94,597
Retained Earnings	339,135	328,547	318,041	309,421	302,231
Accumulated Other Comprehensive Loss	(5,563)	(14,228)	(11,359)	(13,364)	(11,416)
Total Shareholders' Equity	497,463	476,282	468,975	457,935	452,200
Total Liabilities and Equity	$5,359,994	$5,296,673	$5,136,808	$5,066,242	$4,691,517

Bridgewater Bancshares, Inc. and Subsidiaries
Consolidated Statements of Income

(dollars in thousands, except per share data)

	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2025	2025	2025	2024	2024	2025	2024
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Interest Income
Loans, Including Fees	$60,038	$57,888	$53,820	$51,870	$51,895	$171,746	$152,861
Investment Securities	10,371	9,200	9,397	9,109	8,725	28,968	24,818
Other	3,224	2,110	2,491	2,345	2,407	7,825	4,895
Total Interest Income	73,633	69,198	65,708	63,324	63,027	208,539	182,574

Interest Expense
Deposits	34,615	32,497	32,103	32,810	34,187	99,215	95,995
Federal Funds Purchased	—	16	—	42	2	16	1,159
Notes Payable	106	260	258	275	296	624	887
FHLB Advances	2,933	2,852	2,156	2,229	1,942	7,941	6,325
Subordinated Debentures	1,888	1,121	983	1,001	1,001	3,992	2,982
Total Interest Expense	39,542	36,746	35,500	36,357	37,428	111,788	107,348

Net Interest Income	34,091	32,452	30,208	26,967	25,599	96,751	75,226
Provision for Credit Losses	1,100	2,000	1,500	2,175	—	4,600	1,350

Net Interest Income After Provision for Credit Losses	32,991	30,452	28,708	24,792	25,599	92,151	73,876

Noninterest Income
Customer Service Fees	501	496	495	394	373	1,492	1,081
Net Gain (Loss) on Sales of Securities	59	474	1	—	(28)	534	385
Net Gain on Sales of Foreclosed Assets	—	—	—	62	—	—	—
Letter of Credit Fees	383	323	455	849	424	1,161	1,127
Debit Card Interchange Fees	173	152	137	145	152	462	448
Swap Fees	—	938	42	521	26	980	26
Bank-Owned Life Insurance	440	387	379	362	352	1,206	965
Investment Advisory Fees	208	213	325	—	—	746	—
FHLB Prepayment Income	—	301	—	—	—	301	—
Other Income	297	343	245	200	223	885	803
Total Noninterest Income	2,061	3,627	2,079	2,533	1,522	7,767	4,835

Noninterest Expense
Salaries and Employee Benefits	12,229	11,363	11,371	10,605	9,851	34,963	28,959
Occupancy and Equipment	1,266	1,274	1,234	1,181	1,069	3,774	3,218
FDIC Insurance Assessment	775	750	450	609	750	1,975	2,350
Data Processing	637	625	619	445	368	1,881	1,252
Professional and Consulting Fees	1,261	1,110	994	989	1,149	3,365	2,890
Derivative Collateral Fees	309	372	451	426	381	1,132	1,395
Information Technology and Telecommunications	973	971	971	877	840	2,915	2,448
Marketing and Advertising	658	435	327	479	367	1,420	1,006
Intangible Asset Amortization	230	230	230	52	9	690	26
Other Expense	1,618	1,811	1,489	1,149	976	4,918	2,944
Total Noninterest Expense	19,956	18,941	18,136	16,812	15,760	57,033	46,488

Income Before Income Taxes	15,096	15,138	12,651	10,513	11,361	42,885	32,223
Provision for Income Taxes	3,495	3,618	3,018	2,309	2,686	10,131	7,602
Net Income	11,601	11,520	9,633	8,204	8,675	32,754	24,621
Preferred Stock Dividends	(1,013)	(1,014)	(1,013)	(1,014)	(1,013)	(3,040)	(3,040)
Net Income Available to Common Shareholders	$10,588	$10,506	$8,620	$7,190	$7,662	$29,714	$21,581

Earnings Per Share
Basic	$0.38	$0.38	$0.31	$0.26	$0.28	$1.08	$0.79
Diluted	0.38	0.38	0.31	0.26	0.27	1.06	0.77

Bridgewater Bancshares, Inc. and Subsidiaries
Analysis of Average Balances, Yields and Rates

(dollars in thousands, except per share data)

(Unaudited)

	For the Three Months Ended
	September 30, 2025			June 30, 2025			September 30, 2024
	Average	Interest	Yield/	Average	Interest	Yield/	Average	Interest	Yield/
(dollars in thousands)	Balance	& Fees	Rate	Balance	& Fees	Rate	Balance	& Fees	Rate
Interest Earning Assets:
Cash Investments	$256,174	$2,732	4.23%	$166,164	$1,681	4.06%	$157,114	$1,971	4.99%
Investment Securities:
Taxable Investment Securities	730,643	9,448	5.13	734,998	8,883	4.85	668,429	8,406	5.00
Tax-Exempt Investment Securities (1)	81,962	1,168	5.66	31,940	401	5.04	31,496	402	5.08
Total Investment Securities	812,605	10,616	5.18	766,938	9,284	4.86	699,925	8,808	5.01
Loans (1)(2)	4,132,987	60,317	5.79	4,064,540	58,122	5.74	3,721,654	52,118	5.57
Federal Home Loan Bank Stock	21,373	492	9.12	21,416	429	8.03	16,828	436	10.31
Total Interest Earning Assets	5,223,139	74,157	5.63%	5,019,058	69,516	5.56%	4,595,521	63,333	5.48%
Noninterest Earning Assets	149,304			143,124			108,283
Total Assets	$5,372,443			$5,162,182			$4,703,804

Interest Bearing Liabilities:
Deposits:
Interest Bearing Transaction Deposits	$843,905	$8,037	3.78%	$813,906	$7,769	3.83%	$804,161	$9,369	4.63%
Savings and Money Market Deposits	1,473,465	13,465	3.63	1,370,831	12,692	3.71	939,665	10,262	4.34
Time Deposits	342,926	3,703	4.28	326,024	3,268	4.02	355,050	3,918	4.39
Brokered Deposits	856,516	9,410	4.36	833,629	8,768	4.22	989,712	10,638	4.28
Total Interest Bearing Deposits	3,516,812	34,615	3.90	3,344,390	32,497	3.90	3,088,588	34,187	4.40
Federal Funds Purchased	—	—	—	1,369	16	4.64	141	2	5.72
Notes Payable	5,679	106	7.40	13,750	260	7.58	13,750	296	8.58
FHLB Advances	404,500	2,933	2.88	404,473	2,852	2.83	309,120	1,942	2.50
Subordinated Debentures	108,639	1,888	6.89	83,892	1,121	5.36	79,519	1,001	5.01
Total Interest Bearing Liabilities	4,035,630	39,542	3.89%	3,847,874	36,746	3.83%	3,491,118	37,428	4.27%

Noninterest Bearing Liabilities:
Noninterest Bearing Transaction Deposits	793,760			774,424			710,192
Other Noninterest Bearing Liabilities	57,184			68,184			59,417
Total Noninterest Bearing Liabilities	850,944			842,608			769,609
Shareholders' Equity	485,869			471,700			443,077
Total Liabilities and Shareholders' Equity	$5,372,443			$5,162,182			$4,703,804
Net Interest Income / Interest Rate Spread		34,615	1.74%		32,770	1.73%		25,905	1.21%
Net Interest Margin (3)			2.63%			2.62%			2.24%
Taxable Equivalent Adjustment:
Tax-Exempt Investment Securities and Loans		(524)			(318)			(306)
Net Interest Income		$34,091			$32,452			$25,599

(1)	Interest income and average rates for tax-exempt investment securities and loans are presented on a tax-equivalent basis, assuming a statutory federal income tax rate of 21%.
(2)	Average loan balances include nonaccrual loans. Interest income on loans includes amortization of deferred loan fees, net of deferred loan costs.
(3)	Net interest margin includes the tax equivalent adjustment and represents the annualized results of: (i) the difference between interest income on interest earning assets and the interest expense on interest bearing liabilities, divided by (ii) average interest earning assets for the period.

Bridgewater Bancshares, Inc. and Subsidiaries
Analysis of Average Balances, Yields and Rates

(dollars in thousands, except per share data)

(Unaudited)

	For the Nine Months Ended
	September 30, 2025			September 30, 2024
	Average	Interest	Yield/	Average	Interest	Yield/
(dollars in thousands)	Balance	& Fees	Rate	Balance	& Fees	Rate
Interest Earning Assets:
Cash Investments	$210,525	$6,469	4.11%	$104,831	$3,722	4.74%
Investment Securities:
Taxable Investment Securities	744,605	27,364	4.91	649,538	23,867	4.91
Tax-Exempt Investment Securities (1)	49,987	2,030	5.43	31,597	1,203	5.09
Total Investment Securities	794,592	29,394	4.95	681,135	25,070	4.92
Loans (1)(2)	4,034,656	172,418	5.71	3,740,855	153,568	5.48
Federal Home Loan Bank Stock	20,601	1,356	8.80	18,111	1,173	8.65
Total Interest Earning Assets	5,060,374	209,637	5.54%	4,544,932	183,533	5.39%
Noninterest Earning Assets	145,373			102,993
Total Assets	$5,205,747			$4,647,925
Interest Bearing Liabilities:
Deposits:
Interest Bearing Transaction Deposits	$837,504	$23,995	3.83%	$757,409	$25,332	4.47%
Savings and Money Market Deposits	1,383,876	38,092	3.68	917,051	28,502	4.15
Time Deposits	333,199	10,280	4.13	344,484	10,935	4.24
Brokered Deposits	841,750	26,848	4.26	993,445	31,226	4.20
Total Interest Bearing Deposits	3,396,329	99,215	3.91	3,012,389	95,995	4.26
Federal Funds Purchased	456	16	4.64	27,605	1,159	5.61
Notes Payable	11,030	624	7.57	13,750	887	8.62
FHLB Advances	388,026	7,941	2.74	311,380	6,325	2.71
Subordinated Debentures	90,853	3,992	5.87	79,424	2,982	5.02
Total Interest Bearing Liabilities	3,886,694	111,788	3.85%	3,444,548	107,348	4.16%
Noninterest Bearing Liabilities:
Noninterest Bearing Transaction Deposits	779,897			700,308
Other Noninterest Bearing Liabilities	64,878			67,405
Total Noninterest Bearing Liabilities	844,775			767,713
Shareholders' Equity	474,278			435,664
Total Liabilities and Shareholders' Equity	$5,205,747			$4,647,925
Net Interest Income / Interest Rate Spread		97,849	1.69%		76,185	1.23%
Net Interest Margin (3)			2.59%			2.24%
Taxable Equivalent Adjustment:
Tax-Exempt Investment Securities and Loans		(1,098)			(959)
Net Interest Income		$96,751			$75,226

Bridgewater Bancshares, Inc. and Subsidiaries
Asset Quality Summary

(unaudited)

	As of and for the Three Months Ended					As of and for the Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
(dollars in thousands)	2025	2025	2025	2024	2024	2025	2024
Allowance for Credit Losses
Balance at Beginning of Period	$55,765	$53,766	$52,277	$51,018	$51,949	$52,277	$50,494
Day 1 PCD Allowance	—	—	—	114	—	—	—
Provision for Credit Losses(1)	900	2,000	1,500	1,450	—	4,400	1,450
Charge-offs	(276)	(6)	(12)	(317)	(937)	(294)	(949)
Recoveries	1	5	1	12	6	7	23
Net Charge-offs	$(275)	$(1)	$(11)	$(305)	$(931)	$(287)	$(926)
Balance at End of Period	56,390	55,765	53,766	52,277	51,018	56,390	51,018
Allowance for Credit Losses to Total Loans	1.34%	1.35%	1.34%	1.35%	1.38%	1.34%	1.38%

(1)	Includes a day 1 provision for credit losses for non-PCD loans acquired in the FMCB transaction of $950,000 for the three months ended December 31, 2024.

	As of and for the Three Months Ended					As of and for the Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
(dollars in thousands)	2025	2025	2025	2024	2024	2025	2024
Provision for Credit Losses on Loans and Leases	$900	$2,000	$1,500	$1,450	$—	$4,400	$1,450
Provision for (Recovery of) Credit Losses for Off-Balance Sheet Credit Exposures	200	—	—	725	—	200	(100)
Provision for Credit Losses	$1,100	$2,000	$1,500	$2,175	$—	$4,600	$1,350

	As of and for the Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollars in thousands)	2025	2025	2025	2024	2024
Selected Asset Quality Data
Loans 30-89 Days Past Due	$2,906	$12,492	$466	$1,291	$65
Loans 30-89 Days Past Due to Total Loans	0.07%	0.30%	0.01%	0.03%	0.00%
Nonperforming Loans	$9,991	$10,134	$10,290	$301	$8,378
Nonperforming Loans to Total Loans	0.24%	0.24%	0.26%	0.01%	0.23%
Nonaccrual Loans to Total Loans	0.24	0.24	0.26	0.01	0.23
Nonaccrual Loans and Loans Past Due 90 Days and Still Accruing to Total Loans	0.24	0.24	0.26	0.01	0.23
Foreclosed Assets	$—	$185	$—	$—	$434
Nonperforming Assets (1)	9,991	10,319	10,290	301	8,812
Nonperforming Assets to Total Assets (1)	0.19%	0.19%	0.20%	0.01%	0.19%
Net Loan Charge-Offs (Annualized) to Average Loans	0.03	0.00	0.00	0.03	0.10
Watchlist/Special Mention Risk Rating Loans	$40,642	$53,282	$38,346	$46,581	$31,991
Substandard Risk Rating Loans	58,074	44,986	31,587	21,791	31,637

(1)	Nonperforming assets are defined as nonaccrual loans plus 90 days past due and still accruing plus foreclosed assets.

Bridgewater Bancshares, Inc. and Subsidiaries
Non-GAAP Financial Measures

(unaudited)

	For the Three Months Ended					For the Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
(dollars in thousands)	2025	2025	2025	2024	2024	2025	2024
Pre-Provision Net Revenue
Noninterest Income	$2,061	$3,627	$2,079	$2,533	$1,522	$7,767	$4,835
Less: (Gain) Loss on Sales of Securities	(59)	(474)	(1)	—	28	(534)	(385)
Less: FHLB Advance Prepayment Income	—	(301)	—	—	—	(301)	—
Total Operating Noninterest Income	2,002	2,852	2,078	2,533	1,550	6,932	4,450
Plus: Net Interest Income	34,091	32,452	30,208	26,967	25,599	96,751	75,226
Net Operating Revenue	$36,093	$35,304	$32,286	$29,500	$27,149	$103,683	$79,676

Noninterest Expense	$19,956	$18,941	$18,136	$16,812	$15,760	$57,033	$46,488
Total Operating Noninterest Expense	$19,956	$18,941	$18,136	$16,812	$15,760	$57,033	$46,488

Pre-Provision Net Revenue	$16,137	$16,363	$14,150	$12,688	$11,389	$46,650	$33,188

Plus:
Non-Operating Revenue Adjustments	59	775	1	—	(28)	835	385
Less:
Provision for Credit Losses	1,100	2,000	1,500	2,175	—	4,600	1,350
Provision for Income Taxes	3,495	3,618	3,018	2,309	2,686	10,131	7,602
Net Income	$11,601	$11,520	$9,633	$8,204	$8,675	$32,754	$24,621

Average Assets	$5,372,443	$5,162,182	$5,071,446	$4,788,036	$4,703,804	$5,205,747	$4,647,925
Pre-Provision Net Revenue Return on Average Assets	1.19%	1.27%	1.13%	1.05%	0.96%	1.20%	0.95%

Adjusted Pre-Provision Net Revenue
Net Operating Revenue	$36,093	$35,304	$32,286	$29,500	$27,149	$103,683	$79,676

Noninterest Expense	$19,956	$18,941	$18,136	$16,812	$15,760	$57,033	$46,488
Less: Merger-related Expenses	(530)	(540)	(565)	(488)	(224)	(1,635)	(224)
Adjusted Total Operating Noninterest Expense	$19,426	$18,401	$17,571	$16,324	$15,536	$55,398	$46,264

Adjusted Pre-Provision Net Revenue	$16,667	$16,903	$14,715	$13,176	$11,613	$48,285	$33,412
Adjusted Pre-Provision Net Revenue Return on Average Assets	1.23%	1.31%	1.18%	1.09%	0.98%	1.24%	0.96%

Core Net Interest Margin
Net Interest Income (Tax-equivalent Basis)	$34,614	$32,770	$30,464	$27,254	$25,905	$97,848	$76,185
Less:
Loan Fees	(966)	(1,019)	(719)	(747)	(968)	(2,704)	(2,342)
Purchase Accounting Accretion:
Loan Accretion	(380)	(425)	(342)	—	—	(1,147)	—
Bond Accretion	(89)	(152)	(578)	(91)	—	(819)	—
Bank-Owned Certificates of Deposit Accretion	(6)	(4)	(7)	—	—	(17)	—
Deposit Certificates of Deposit Accretion	(13)	(37)	(38)	—	—	(88)	—
Total Purchase Accounting Accretion	(488)	(618)	(965)	(91)	—	(2,071)	—
Core Net Interest Income (Tax-equivalent Basis)	$33,160	$31,133	$28,780	$26,416	$24,937	$93,073	$73,843

Average Interest Earning Assets	$5,223,139	$5,019,058	$4,928,283	$4,682,841	$4,595,521	$5,060,374	$4,544,932
Core Net Interest Margin	2.52%	2.49%	2.37%	2.24%	2.16%	2.46%	2.17%

Core Loan Yield
Loan Interest Income (Tax-equivalent Basis)	$60,317	$58,122	$53,979	$52,078	$52,118	$172,418	$153,567
Less:
Loan Fees	(966)	(1,019)	(719)	(747)	(968)	(2,704)	(2,342)
Loan Accretion	(380)	(425)	(342)	—	—	(1,147)	—
Core Loan Interest Income	$58,971	$56,678	$52,918	$51,331	$51,150	$168,567	$151,225

Average Loans	$4,132,987	$4,064,540	$3,899,258	$3,730,532	$3,721,654	$4,034,656	$3,740,855
Core Loan Yield	5.66%	5.59%	5.50%	5.47%	5.47%	5.59%	5.40%

Bridgewater Bancshares, Inc. and Subsidiaries

Non-GAAP Financial Measures

(unaudited)

	For the Three Months Ended					For the Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
(dollars in thousands)	2025	2025	2025	2024	2024	2025	2024
Efficiency Ratio
Noninterest Expense	$19,956	$18,941	$18,136	$16,812	$15,760	$57,033	$46,488
Less: Amortization of Intangible Assets	(230)	(230)	(230)	(52)	(9)	(690)	(26)
Adjusted Noninterest Expense	$19,726	$18,711	$17,906	$16,760	$15,751	$56,343	$46,462

Net Interest Income	$34,091	$32,452	$30,208	$26,967	$25,599	$96,751	$75,226
Noninterest Income	2,061	3,627	2,079	2,533	1,522	7,767	4,835
Less: (Gain) Loss on Sales of Securities	(59)	(474)	(1)	—	28	(534)	(385)
Adjusted Operating Revenue	$36,093	$35,605	$32,286	$29,500	$27,149	$103,984	$79,676
Efficiency Ratio	54.7%	52.6%	55.5%	56.8%	58.0%	54.2%	58.3%

Adjusted Efficiency Ratio
Noninterest Expense	$19,956	$18,941	$18,136	$16,812	$15,760	$57,033	$46,488
Less: Amortization of Intangible Assets	(230)	(230)	(230)	(52)	(9)	(690)	(26)
Less: Merger-related Expenses	(530)	(540)	(565)	(488)	(224)	(1,635)	(224)
Adjusted Noninterest Expense	$19,196	$18,171	$17,341	$16,272	$15,527	$54,708	$46,238

Net Interest Income	$34,091	$32,452	$30,208	$26,967	$25,599	$96,751	$75,226
Noninterest Income	2,061	3,627	2,079	2,533	1,522	7,767	4,835
Less: (Gain) Loss on Sales of Securities	(59)	(474)	(1)	—	28	(534)	(385)
Less: FHLB Advance Prepayment Income	—	(301)	—	—	—	(301)	—
Adjusted Operating Revenue	$36,093	$35,304	$32,286	$29,500	$27,149	$103,683	$79,676
Adjusted Efficiency Ratio	53.2%	51.5%	53.7%	55.2%	57.2%	52.8%	58.0%

Adjusted Noninterest Expense to Average Assets (Annualized)
Noninterest Expense	$19,956	$18,941	$18,136	$16,812	$15,760	$57,033	$46,488
Less: Merger-related Expenses	(530)	(540)	(565)	(488)	(224)	(1,635)	(224)
Adjusted Noninterest Expense	$19,426	$18,401	$17,571	$16,324	$15,536	$55,398	$46,264

Average Assets	$5,372,443	$5,162,182	$5,071,446	$4,788,036	$4,703,804	$5,205,747	$4,647,925
Adjusted Noninterest Expense to Average Assets (Annualized)	1.43%	1.43%	1.41%	1.36%	1.31%	1.42%	1.33%

Tangible Common Equity and Tangible Common Equity/Tangible Assets
Total Shareholders' Equity	$497,463	$476,282	$468,975	$457,935	$452,200
Less: Preferred Stock	(66,514)	(66,514)	(66,514)	(66,514)	(66,514)
Total Common Shareholders' Equity	430,949	409,768	402,461	391,421	385,686
Less: Intangible Assets	(19,142)	(19,372)	(19,602)	(19,832)	(2,789)
Tangible Common Equity	$411,807	$390,396	$382,859	$371,589	$382,897

Total Assets	$5,359,994	$5,296,673	$5,136,808	$5,066,242	$4,691,517
Less: Intangible Assets	(19,142)	(19,372)	(19,602)	(19,832)	(2,789)
Tangible Assets	$5,340,852	$5,277,301	$5,117,206	$5,046,410	$4,688,728
Tangible Common Equity/Tangible Assets	7.71%	7.40%	7.48%	7.36%	8.17%

Tangible Book Value Per Share
Book Value Per Common Share	$15.62	$14.92	$14.60	$14.21	$14.06
Less: Effects of Intangible Assets	(0.69)	(0.71)	(0.71)	(0.72)	(0.10)
Tangible Book Value Per Common Share	$14.93	$14.21	$13.89	$13.49	$13.96

Return on Average Tangible Common Equity
Net Income Available to Common Shareholders	$10,588	$10,506	$8,620	$7,190	$7,662	$29,714	$21,581

Average Shareholders' Equity	$485,869	$471,700	$465,408	$455,949	$443,077	$474,278	$435,664
Less: Average Preferred Stock	(66,514)	(66,514)	(66,514)	(66,514)	(66,514)	(66,514)	(66,514)
Average Common Equity	419,355	405,186	398,894	389,435	376,563	407,764	369,150
Less: Effects of Average Intangible Assets	(19,274)	(19,504)	(19,738)	(4,412)	(2,794)	(19,504)	(2,802)
Average Tangible Common Equity	$400,081	$385,682	$379,156	$385,023	$373,769	$388,260	$366,348
Return on Average Tangible Common Equity	10.50%	10.93%	9.22%	7.43%	8.16%	10.23%	7.87%

Bridgewater Bancshares, Inc. and Subsidiaries

Non-GAAP Financial Measures

(unaudited)

	For the Three Months Ended					For the Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
(dollars in thousands)	2025	2025	2025	2024	2024	2025	2024
Adjusted Diluted Earnings Per Common Share
Net Income Available to Common Shareholders	$10,588	$10,506	$8,620	$7,190	$7,662	$29,714	$21,581

Add: Merger-related Expenses	530	540	565	488	224	1,635	224
Less: FHLB Advance Prepayment Income	—	(301)	—	—	—	(301)	—
Less: (Gain) Loss on Sales of Securities	(59)	(474)	(1)	—	28	(534)	(385)
Total Adjustments	471	(235)	564	488	252	800	(161)
Less: Tax Impact of Adjustments	(110)	56	(135)	(107)	(59)	(189)	38
Adjusted Net Income Available to Common Shareholders	$10,949	$10,327	$9,049	$7,571	$7,855	$30,325	$21,458

Diluted Weighted Average Shares Outstanding	28,190,406	27,998,008	28,036,506	28,055,532	27,904,910	28,089,409	27,919,784
Adjusted Diluted Earnings Per Common Share	$0.39	$0.37	$0.32	$0.27	$0.28	$1.08	$0.77

Adjusted Return on Average Assets
Net Income	$11,601	$11,520	$9,633	$8,204	$8,675	$32,754	$24,621
Add: Total Adjustments	471	(235)	564	488	252	800	(161)
Less: Tax Impact of Adjustments	(110)	56	(135)	(107)	(59)	(189)	38
Adjusted Net Income	$11,962	$11,341	$10,062	$8,585	$8,868	$33,365	$24,498

Average Assets	$5,372,443	$5,162,182	$5,071,446	$4,788,036	$4,703,804	$5,205,747	$4,647,925
Adjusted Return on Average Assets	0.88%	0.88%	0.80%	0.71%	0.75%	0.86%	0.70%

Adjusted Return on Average Shareholders' Equity
Adjusted Net Income	$11,962	$11,341	$10,062	$8,585	$8,868	$33,365	$24,498

Average Shareholders' Equity	$485,869	$471,700	$465,408	$455,949	$443,077	$474,278	$435,664
Adjusted Return on Average Shareholders' Equity	9.77%	9.64%	8.77%	7.49%	7.96%	9.41%	7.51%

Adjusted Return on Average Tangible Common Equity
Adjusted Net Income Available to Common Shareholders	$10,949	$10,327	$9,049	$7,571	$7,855	$30,325	$21,458

Average Tangible Common Equity	$400,081	$385,682	$379,156	$385,023	$373,769	$388,260	$366,348
Adjusted Return on Average Tangible Common Equity	10.86%	10.74%	9.68%	7.82%	8.36%	10.44%	7.82%